SEMI ANNUAL REPORT
APRIL 30, 2000

                                     [LOGO]

                                DEM EQUITY FUND
                          A DOMESTIC EMERGING MARKETS
                             INVESTMENT OPPORTUNITY

                                                         THE CHAPMAN FUNDS, INC.

A MESSAGE TO OUR SHAREHOLDERS

    With this semi-annual report we are pleased to have completed two full years since the Fund's inception on April 8, 1998. The Fund, which was launched on April 8, 1998, is a pioneer in the "Domestic Emerging Markets" segment, which we believe offers exciting opportunities for investment. As a non-diversified portfolio that seeks aggressive long-term growth through capital appreciation, the Fund invests in companies that we believe are positioned for growth within the Domestic Emerging Market segment. This segment is comprised of companies that are controlled by African-Americans, Asian-Americans, Hispanic-Americans and women and that are located in the United States and its territories ("DEM companies"). The Fund considers both capital appreciation and income in the selection of investment, but we place primary emphasis on capital appreciation.

    We are pleased that your Fund's Domestic Emerging Market strategy has outperformed its benchmark during the six months of this report during a period of high domestic market volatility and a time when investors favored large capitalization stocks. The Fund has returned 54.44%, (Institutional Shares net of fees), during the last six months, compared to the Russell 2000 Growth Index's return of 27.79%. This period includes the last two months of the fourth quarter of 1999 and first four months of the year 2000.

    The year, century and millenium closed with strong economic growth for the U.S. economy, low unemployment and moderate inflation. Business transition to the new year was smooth in spite of worldwide concerns over computer conversions to the year 2000. The last quarter of 1999 was the strongest of the year as four major U.S. market indices closed at new highs on December 31st. The DJIA, S&P 500, Nasdaq and Russell 2000 Growth Index all gained over 20% for the year. Technology was the winning sector, with the Nasdaq gaining over 85%, and closing above 4,000, only a month after closing above 3,000 for the first time. As happened in the prior year, 1999 closed with large capitalization stocks outperforming small capitalization stocks and growth style outperforming value style. However, the bond market suffered its worst year since 1977, with the 30-year Treasury Bond ending the year at a yield of 6.484%, up by more than 138 basis points over 1998, due to concerns over rising oil prices, indications of increasing inflation, and anticipation of continued increases in interest rates.

    As strong economic growth continued with low unemployment into 2000, January turned in a volatile and disappointing performance, with the four major indices losing ground upon continued increases in inflation. Large capitalization stocks continued their downward move during February, while technology and small capitalization stocks turned in very strong, double digit returns for the month, hitting new highs on the last day. March blew in with market volatility that drove the large capitalization DJIA below 10,000 early in the month and subjected the S&P 500 to several scare drops. However, both indices reversed course and closed with positive returns for the month. Volatility was also significant for small capitalization and technology stocks, as the Nasdaq and Russell 2000 Growth indices hit new highs early in the month, with Nasdaq closing above 5,000 for the first time on March 10th. Yet they both dropped by March's end with a correction in the Russell 2000 (down 11% from its high) and the Nasdaq close behind (down 9.4% from its high). The first quarter ended with the DJIA showing a loss, and the other three indices holding on to gains due to a strong February performance.

    However, the momentum sell-off in technology and high-growth companies continued to April 14th, pushing the Nasdaq down 34.2% from its March high, considered to be bear-market territory. By the end of April, the indices had gained back some of their lost ground so that relative to their highs, the DJIA was down 8.4%, S&P 500 down 4.9%, Nasdaq down 23.5%, and the Russell 2000 Growth Index down 16.5%, leaving technology in bear market territory. Returns for December 31, 1999 through April 30, 2000 are the DJIA at -6.3%, S&P 500 at -0.8%, Nasdaq at -5.1% and Russell 2000 at +0.7%. The Russell 2000 Growth Index is at -1.8%. The general market outlook, however, is that with the pull-back, losses have driven day-traders and margin investors from the market, with more stable, long-term investors re-entering.

    The economic and inflation statistics during these months led the Federal Reserve to follow its November increase in short term interest rates with two more 25 basis point increases in February and March 2000. Poor earnings reports from several major blue chip companies, the potential Microsoft breakup, and Wall Street strategists reducing their portfolio equity allocations, contributed to the market stress. A strong first quarter GDP growth rate of 5.4%, high consumer spending increase of 8.3%, and the Employment-Cost Index showing a surge in annual labor costs of 4.3%, increased market speculation of a Federal Reserve increase in interest rates at their May 16th meeting of 25 to 50 basis points in an attempt to moderate a strong economy which they believe is growing too fast.

    Small capitalization and growth companies significantly outperformed large capitalization and value style investing for the six-month period ended April 30, 2000. As a result, small capitalization growth stocks as measured by the Fund's benchmark, Russell 2000 Growth Index, outperformed the S&P 500 Index. Specifically, the Russell 2000 Growth Index gained 27.8% for the six months ended April 30, 2000 compared to the S&P 500's gain of 7.2%.

PERFORMANCE REVIEW

    The DEM Equity Fund significantly outperformed the Russell 2000 Growth Index, its benchmark, for the six months, returning 53.82% for Investor shares and 54.44% for Institutional shares, compared to 27.79% for the Russell 2000 Growth Index. We are pleased to report that the Fund's net assets of $37,143,095 as of April 30, 2000, represent an increase of 113% over the six-month period. This increase is attributable to both strong stock performance of the DEM companies in the Fund's investment portfolio and a 43% net increase in additional investment dollars into the Fund.

    Since the Fund's inception in April 1998, a $10,000 investment in the Fund's Investor shares would have grown to $20,804 (including maximum sales charge of 4.75%), and a $10,000 investment in the Fund's institutional shares would have grown to $22,017. In comparison, the same initial investment in the Russell 2000 Growth Index would have grown to $12,923.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Performance Comparison

                  INSTITUTIONAL SHARES  INVESTOR SHARES  RUSSELL 2000 GROWTH
April 8, 1998*                 $10,000           $9,525              $10,000
October 31, 1998                $8,110           $7,725               $7,820
October 31, 1999               $14,255          $13,525              $10,110
April 30, 2000                 $22,017          $20,804              $12,923

*Commencement of operations

                                DEM EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURN
                             THROUGH APRIL 30, 2000

                                                              SIX MONTHS                       SINCE
                                                             (CUMULATIVE)       1 YEAR       INCEPTION*
                                                             ------------      --------      ----------
Investor Shares
  with sales charge........................................      46.51%         103.75%         42.63%
  w/o sales charge.........................................      53.82%         113.91%         46.03%

Institutional Shares.......................................      54.44%         115.53%         46.60%

Russell 2000 Growth Index..................................      27.79%          31.40%         13.24%

------------------------

Performance data represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The Fund contains 46 stocks, representing seven of the Russell 2000 Growth Index's twelve sectors. As shown in the following pie chart, we continue to weight the Fund heaviest in the Technology, Consumer Discretionary & Services, and Producer Durables sectors as of April 30, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DEM EQUITY
SECTOR WEIGHTINGS

Technology                         44.0%
Consumer Discretionary & Services  13.9%
Product Durables                   12.7%
Financial Services                  3.7%
Autos & Transportation              2.2%
Utilities                           1.0%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUSSELL 2000 GROWTH
SECTOR WEIGHTINGS

Health Care                        15.5%
Producer Durables                  10.5%
Financial Services                  8.4%
Utilities                           3.7%
Auto & Transportation               1.9%
Technology                         35.3%
Consumer Discretionary & Services  16.7%

    Our top three performers over the last six months were technology companies:
Nvidia (+302.9%), Aspect Development (+290.7%) and I2 Technologies (+227.5%). They represent 3.4%, 7.4% and 7.3% of the Fund's holdings, respectively. NVIDIA CORPORATION (NVDA) designs, develops and markets three dimensional graphics processors and related software in the personal computer market. ASPECT DEVELOPMENT, INC. (ASDV) develops, markets and supports enterprise client/server software, facilitating manufacturers' selection of optimal component suppliers. I2 TECHNOLOGIES (ITWO) provides supply chain management software, used to plan and schedule manufacturing logistics from raw materials procurement to customer delivery and continues to perform strongly in the portfolio.

    The Fund's lowest three performers over the six-month period were Network Commerce, Inc. (formerly Shopnow.com) (-65.1%), APA Optics (-51.2%) and Marimba (-50.1%). All three were new positions in the Fund during this six-month period and were impacted by the technology pullback. They represent 0.5% or less of the portfolio holdings on April 30, 2000. We believe they are currently undervalued and our outlook for their future performance remains optimistic.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOP TEN PORTFOLIO HOLDINGS AS OF 04/30/00
                  STOCK                    % OF TOTAL NET ASSETS
Broadvision                                                  8.5
Aspect Development                                           7.4
12 Technologies                                              7.3
Solectron                                                    7.1
Lattice Semiconductor                                        4.4
Mastec, Inc.                                                 3.5
Nvidia Corporation                                           3.4
Univision Communications                                     3.2
Computer Associates                                          2.3
Atlas Air, Inc.                                              2.2

PORTFOLIO HIGHLIGHTS

    Among the new positions added during this report period are Appnet Systems
(APNT), Infospace (INSP), and Proxicom (PXCM). APPNET, INC. provides electronic business application development, integration and outsourcing to Fortune 1000 and dot.com companies. INFOSPACE, INC. provides commerce, information and communication infrastructure services to wireless devices, merchants and web sites. PROXICOM, INC. provides business-to-business Internet solutions to the energy, telecommunications, financial services, retail and services industries.

    Our largest sale during the six months was to take some profits in Broadvision. It had performed so well that we sold over 40% of the position to bring the remaining number of shares back to below 10% of the Fund holdings. The fund realized a 178.5% gain on this transaction relative to Broadvision's value on October 31, 1999. We closed out our positions in Movado, Premisys Communications, Ugly Duckling, and QuePasa as both their market performance and competitive position weakened significantly.

OUTLOOK

    During 2000 we believe that economic growth will continue. In the first four months of 2000 we have seen technology drive the stock market in both directions. Nevertheless, technology productivity enhancements continue to benefit domestic business and economic growth. Market volatility can be expected to continue as the Federal Reserve implements its interest rate tightenings intended to slow the pace of consumer demand, business investment and, ultimately, price inflation. Investors have demonstrated more caution over their investment decisions relating to internet and high-growth companies, which will likely keep stock valuations below their highs until interest rates settle down.

    We believe that our strategy of investing in equities for the long term, combined with a focus upon quality companies, helps to weather the normal ups and downs of the market.

    We thank you for your confidence and the opportunity to continue earning your business.

Sincerely,

/s/ Nathan A. Chapman, Jr.

Nathan A. Chapman, Jr.
PRESIDENT

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF NET ASSETS--APRIL 30, 2000 (UNAUDITED)

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
------                                                                                ------------
                        COMMON STOCK--77.6%

                        AUTO & TRANSPORTATION--2.2%
                        AIR TRANSPORTATION
         23,000           Atlas Air, Inc.(+)........................................  $   803,563
                                                                                      -----------
                        Total Auto & Transportation.................................      803,563
                                                                                      -----------

                        CONSUMER DISCRETIONARY--13.9%
                        APPAREL
         18,500           Perry Ellis International, Inc.(+)........................      187,313
                        ENTERTAINMENT
          5,000           Hollywood.Com, Inc.(+)....................................       70,000
                        ENVIRONMENTAL SERVICES
          5,000           ATG, Inc.(+)..............................................       17,813
                        HOUSEHOLD FURNISHINGS
         19,500           Ethan Allen Interiors, Inc................................      520,406
                        MEDIA/PUBLISHING
         13,000           Radio One, Inc.(+)........................................      754,000
         20,000           Spanish Broadcasting(+)...................................      373,750
         11,000           Univision Communications, Inc.(+).........................    1,201,750
                        RETAIL
         20,000           Wet Seal, Inc., Class A(+)................................      355,000
         15,000           PC Connection, Inc.(+)....................................      718,125
         20,000           Shopnow.Com, Inc.(+)......................................      127,500
                        SOFTWARE & TECHNOLOGY SERVICE
         12,000           Advantage Learning, Inc.(+)...............................      174,750
         12,000           Proxicom, Inc.(+).........................................      410,250
         12,000           Starmedia Network, Inc.(+)................................      262,500
                                                                                      -----------
                        Total Consumer Discretionary................................    5,173,157
                                                                                      -----------

                        FINANCIAL SERVICES--3.7%
                        BANKS
          5,000           Carver Bancorp, Inc.......................................       47,500
         20,000           Popular, Inc..............................................      402,500
                        SOFTWARE & TECHNOLOGY SERVICE
          9,000           Advent Software, Inc.(+)..................................      472,500
                        FINANCIAL SERVICES
         14,000           R&G Financial Corporation, Class B........................      120,750
         20,000           Doral Financial Corporation...............................      238,750
          5,333           Oriental Financial Group, Inc.............................       90,661
                                                                                      -----------
                        Total Financial Services....................................    1,372,661
                                                                                      -----------

(+) Non income producing securities

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF NET ASSETS--APRIL 30, 2000 (UNAUDITED) (CONTINUED)

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
------                                                                                ------------
                        COMMON STOCK--CONTINUED

                        HEALTH CARE--.1%
                        HEALTH CARE MANAGEMENT SERVICES
          5,500           Pediatrix Medical Group(+)................................  $    45,375
                                                                                      -----------
                        Total Health Care...........................................       45,375
                                                                                      -----------

                        PRODUCER DURABLE--12.7%
                        COMMUNICATIONS
         15,000           Mastec, Inc...............................................    1,295,625
                        TECHNOLOGY
         17,000           Gemstar International Group Limited(+)....................      786,250
         56,560           Solectron Corporation(+)..................................    2,647,715
                                                                                      -----------
                        Total Producer Durable......................................    4,729,590
                                                                                      -----------

                        TECHNOLOGY--44.0%
                        COMMUNICATIONS TECHNOLOGY
         23,000           Startec Global Communications Corporation(+)..............      336,375
                        SOFTWARE & TECHNOLOGY SERVICES
          6,000           APA Optics Inc.(+)........................................      130,500
         10,000           Appnet Systems, Inc.(+)...................................      240,000
         40,000           Aspect Development, Inc.(+)...............................    2,765,000
         20,000           Autodesk, Inc.............................................      767,500
         72,000           Broadvision, Inc.(+)......................................    3,163,500
         15,000           Complete Business Solutions, Inc.(+)......................      343,125
          5,000           Cysive, Inc.(+)...........................................      272,187
         15,000           Computer Associate International(+).......................      837,188
         15,000           IMR Global Corporation(+).................................      193,125
         21,000           I2 Technologies, Inc.(+)..................................    2,714,250
         20,000           Open Market, Inc..........................................      206,250
          5,000           Informatica Corporation(+)................................      209,687
          4,000           Infospace, Inc.(+)........................................      287,250
         13,000           Intelligroup, Inc.(+).....................................      201,500
         10,000           Marimba, Inc.(+)..........................................      198,125
         10,000           Netscout System, Inc......................................      150,000
          5,000           Sycamore Networks, Inc.(+)................................      392,500
          6,000           Syntel, Inc.(+)...........................................       66,750
                        TECHNOLOGY
         24,000           Lattice Semiconductor Corporation(+)......................    1,617,000
         14,000           Nvidia Corporation(+).....................................    1,247,750
                                                                                      -----------
                        Total Technology............................................   16,339,562
                                                                                      -----------

(+) Non income producing securities

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF NET ASSETS--APRIL 30, 2000 (UNAUDITED) (CONTINUED)

                                                                                      MARKET VALUE
SHARES                                                                                  (NOTE 2)
------                                                                                ------------
                        COMMON STOCK--CONTINUED

                        UTILITIES--1.0%
                        COMMUNICATIONS
         11,000           Primus Telecommunications Group(+)........................  $   360,937
                                                                                      -----------
                        Total Telecommunications....................................      360,937
                                                                                      -----------
                        Total Common Stock (Cost $16,434,414)--77.6%................   28,824,845
                                                                                      -----------

                        SHORT TERM INVESTMENTS--23.4%

                        MONEY MARKET ACCOUNT--23.4%
      8,686,972           UMB Money Market Fiduciary Account........................    8,686,972
                                                                                      -----------
                        Total Money Market Account..................................    8,686,972
                                                                                      -----------
                        Total Investments in Securities--101%.......................   37,511,817
                        Other Assets Less Liabilities--(1.0%).......................     (368,722)
                                                                                      -----------
                        Net assets--100.0%..........................................  $37,143,095
                                                                                      ===========

(+) Non income producing security

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 2000 (UNAUDITED)

Assets:
Investments in securities at value (cost $16,434,414).......  $28,824,845
Short term investments......................................    8,686,972
Receivable for shares sold..................................      220,360
Deferred Organization Cost..................................       30,849
Interest receivable.........................................       14,919
Receivable for investments sold.............................       13,799
Other assets................................................        8,640
                                                              -----------
Total assets................................................   37,800,384
                                                              -----------
Liabilities:
Payable for investments purchased...........................      437,481
Payable for fund shares repurchased.........................      181,774
Accrued expenses............................................       38,034
                                                              -----------
Total liabilities...........................................      657,289
                                                              -----------
Net Assets..................................................  $37,143,095
                                                              ===========
Net Assets consist of:
Paid-in capital.............................................  $21,637,060
Accumulated net investment loss.............................     (209,855)
Accumulated net realized gain on investments................    3,325,459
Net unrealized appreciation of investments..................   12,390,431
                                                              -----------
                                                              $37,143,095
                                                              ===========
Net Asset Value and Redemption Price:
  Institutional Shares
  ($36,255,692 / 1,152,520 shares outstanding)..............  $     31.46
                                                              ===========
  Investor Shares
  ($887,403 / 28,436 shares outstanding)....................  $     31.21
                                                              ===========
Offering Price Per Investor Shares:
  Net asset value...........................................  $     31.21
  Sales Charge (maximum of 4.75% of offering price).........         1.56
                                                              -----------
  Offering price............................................  $     32.77
                                                              ===========

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)

                                                                FOR THE SIX
                                                               MONTHS ENDING
                                                              APRIL 30, 2000
                                                              ---------------
Investment Income:
  Dividends.................................................    $    14,480
  Interest..................................................         38,773
                                                                -----------
    Total investment income.................................         53,253
                                                                -----------
Expenses:
  Management and administrative fees........................        145,447
  Registration fees.........................................         43,986
  Transfer and dividend disbursing agent's fees.............         40,512
  Distribution fees.........................................         34,630
  Professional fees.........................................         23,900
  Accounting fees...........................................         19,019
  Shareholder reports.......................................         12,391
  Director's fees...........................................          3,473
  Other.....................................................         16,675
                                                                -----------
    Total expenses..........................................        340,033
    Expenses reimbursed.....................................        (76,925)
                                                                -----------
  Net expenses..............................................        263,108
                                                                -----------
  Net investment loss.......................................       (209,855)
                                                                -----------
Realized and Unrealized Gain on Investments:
  Realized gain on investment transactions..................      3,508,092
  Change in unrealized appreciation/depreciation of
    investments.............................................      6,793,330
                                                                -----------
  Net realized and unrealized gain on investments...........     10,301,422
                                                                -----------
Net Increase In Net Assets Resulting From Operations........    $10,091,567
                                                                ===========

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2000   OCTOBER 31, 1999
                                                              --------------   ----------------
Increase/(Decrease) in Net Assets:
Operations:
  Net investment loss.......................................    $  (209,855)      $  (294,099)
  Net realized gain (loss) on investment transactions.......      3,508,092          (140,466)
  Change in unrealized appreciation (depreciation) of
    investments.............................................      6,793,330         7,245,970
                                                                -----------       -----------
  Net increase in net assets from operations................     10,091,567         6,811,405
                                                                -----------       -----------
Capital Share Transactions (Note 4):
  Proceeds from shares sold
    Institutional Shares....................................     10,689,904         2,328,837
    Investor Shares.........................................        276,192           204,046
                                                                -----------       -----------
    Total proceeds from shares sold.........................     10,966,096         2,532,883
                                                                -----------       -----------
  Cost of shares repurchased
    Institutional Shares....................................     (1,292,543)          (36,448)
    Investor Shares.........................................        (48,591)          (33,383)
                                                                -----------       -----------
    Total cost of shares repurchased........................     (1,341,134)          (69,831)
                                                                -----------       -----------
    Increase in net assets from capital share
      transactions..........................................      9,624,962         2,463,052
                                                                -----------       -----------
  Total increase in net assets..............................     19,716,529         9,274,457
                                                                -----------       -----------
Net Assets:
  Beginning of period.......................................     17,426,566                --
                                                                -----------       -----------
  End of period.............................................    $37,143,095       $17,426,566
                                                                ===========       ===========

See notes to financial statements

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND--INVESTOR SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)

    The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited for the periods ended October 31. It should be read in conjunction with financial statements and notes thereto.

                                                       SIX MONTHS
                                                         ENDING                            APRIL 8, 1998(1)
                                                     APRIL 30, 2000       YEAR ENDED           THROUGH
                                                       (UNAUDITED)     OCTOBER 31, 1999    OCTOBER 31, 1998
                                                     ---------------   -----------------   ----------------
Per Share Operating Performance:
  Net asset value, beginning of period.............      $20.29             $11.58              $14.29
                                                         ------             ------              ------
Income from Investment Operations:
  Net investment loss(2)...........................        (.31)              (.45)               (.29)
  Net realized and unrealized gain (loss) on
    investments....................................       11.23               9.16               (2.42)
                                                         ------             ------              ------
  Total from investment operations.................       10.92               8.71               (2.71)
                                                         ------             ------              ------
Distributions to shareholders:
  From net investment income.......................         -0-                -0-                 -0-
  From net realized gains on investments...........         -0-                -0-                 -0-
                                                         ------             ------              ------
  Total distributions..............................         -0-                -0-                 -0-
                                                         ------             ------              ------
  Net asset value, end of period...................      $31.21             $20.29              $11.58
                                                         ======             ======              ======
Total Return(3)....................................       53.82%             75.21%             (18.96)%

Ratios to Average Net Assets:
  Expenses(5)......................................        2.37%(4)           3.25%               4.55%(4)
  Net investment loss..............................       (1.99)%            (2.90)%             (4.31)%
  Expenses prior to expense limitation.............        2.48%              3.50%               4.80%
Supplemental Data:
  Net Assets, end of period (000 omitted)..........      $  887             $  421              $   45
  Portfolio turnover rate..........................       17.00%             17.27%              17.89%

------------------------

1   Commencement of operations.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions). It excludes the effect of sales load. Total return for periods less than one year have not been annualized.

4   Annualized.

5 The Chapman Co., the Fund's distributor, voluntarily agreed to limit the distribution fee to an aggregate of .25% of average daily net assets of the Investor Shares for fiscal year 2000. Additionally, CCM, the Fund's investment advisor, contractually agreed to limit the total annual operating expenses of the Fund, solely attributable to the Investor Shares to 2.00% of average daily net assets effective March 17, 2000 until at least
    December 31, 2009. Prior to March 17, 2000, CCM voluntarily agreed to limit total annual operating expenses of the Investor Shares to 3.00% of average daily net assets.

See notes to financial statements.

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND--INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)

    The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited for the periods ended October 31. It should be read in conjunction with financial statements and notes thereto.

                                                       SIX MONTHS
                                                         ENDING                            APRIL 8, 1998(1)
                                                     APRIL 30, 2000       YEAR ENDED           THROUGH
                                                       (UNAUDITED)     OCTOBER 31, 1999    OCTOBER 31, 1998
                                                     ---------------   -----------------   ----------------
Per Share Operating Performance:
  Net asset value, beginning of period.............      $ 20.37            $ 11.58             $14.29
                                                         -------            -------             ------
Income from Investment Operations:
  Net investment loss(2)...........................         (.23)              (.40)              (.29)
  Net realized and unrealized gain (loss) on
    investments....................................        11.32               9.19              (2.42)
                                                         -------            -------             ------
  Total from investment operations.................        11.09               8.79              (2.71)
                                                         -------            -------             ------
Distributions:
  From net investment income.......................          -0-                -0-                -0-
  From net realized gains on investments...........          -0-                -0-                -0-
                                                         -------            -------             ------
  Total distributions..............................          -0-                -0-                -0-
                                                         -------            -------             ------
  Net asset value, end of period...................      $ 31.46            $ 20.37             $11.58
                                                         =======            =======             ======
Total Return(3)....................................        54.44%             75.91%            (18.96)%

Ratios to Average Net Assets:
  Expenses(5)......................................         1.86%(4)           2.97%              4.30%(4)
  Net investment loss..............................        (1.48)%            (2.64)%            (4.06)%
  Expenses prior to expense limit..................         2.43%              3.00%              4.30%
Supplemental Data:
  Net Assets, end of period (000 omitted)..........      $36,257            $17,006             $8,107
  Portfolio turnover rate..........................        17.00%             17.27%             17.89%

------------------------

1   Commencement of operations.

2 Net investment loss per share was calculated using the average shares method.

3 Total Return represents the return that an investor would have earned on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions). Total return for periods less than one year have not been annualized.

4   Annualized.

5 CCM, the Fund's investment advisor, contractually agreed to limit the total annual operating expenses of the Fund, solely attributable to the Institutional Shares to 1.25% of average daily net assets effective
    March 17, 2000 until at least December 31, 2009. Prior to March 17, 2000, CCM voluntarily agreed to limit total annual operating expenses of the Institutional Shares to 2.00% of average daily net assets.

See notes to financial statements.

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
Notes To Financial Statements--April 30, 2000 (Unaudited)

NOTE 1--GENERAL

The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company currently offers six series; DEM Equity Fund, DEM Index Fund, DEM Multi-Manager Bond Fund, DEM Multi-Manager Equity Fund, U.S. Treasury Money Fund, and Institutional Cash Management Fund. These financial statements pertain to the DEM Equity Fund (the "Fund").

The Fund is a non-diversified portfolio that seeks aggressive long-term growth through capital appreciation from investments in companies that are controlled by African Americans, Asian Americans, Hispanic Americans or women ("DEM Companies"). The Fund, which commenced operations on April 8, 1998, offers two classes of shares, Institutional Shares and Investor Shares. The Institutional Shares are sold without a sales load, and the Investor Shares have a maximum 4.75% front-end sales load.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Security Valuation--Portfolio securities primarily traded on an exchange are valued at the last quoted sales price for that day. Securities traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued through valuations obtained from an independent pricing service or as determined in good faith by the Board of Directors. Investments in short-term securities having a maturity of 60 days or less are valued at amortized cost.

Federal Income Taxes--No provision for federal income taxes has been made since the Fund intends to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income.

Deferred Organization Costs--Costs incurred in connection with the Fund's organization have been capitalized and are being amortized on a straight-line basis over a five-year period.

Securities Transactions, Investment Income, Distributions, and Other--The Fund accounts for security transactions on a trade date basis. Realized gains and losses on sales of securities are determined using the specific identification method for both financial and income tax reporting purposes. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated on a daily basis to each class based on its respective net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Use of Estimates in the Preparation of Financial Statements--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Chapman Capital Management, Inc. ("CCM") is the investment adviser for the Fund. The Fund pays CCM an advisory fee at an annual rate of .90% of the Fund's average daily net assets, and an administration fee at an annual rate of .15% of the Fund's average daily net assets.

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2000 (UNAUDITED)

NOTE 3--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES (CONTINUED)
CCM has agreed to contractually limit the total annual operating expenses (excluding income, excise and other taxes and extraordinary expenses) in excess of 1.25% of average daily net assets of the Institutional Shares effective March 17, 2000 until at least December 31, 2009. In addition, CCM has agreed to contractually limit the total annual operating expenses (excluding income, excise and other taxes and extraordinary expenses) in excess of 2.00% of average daily net assets of the Investor Shares of average daily net assets until at least December 31, 2009.

At April 30, 2000, approximately $2,100 was due from CCM pursuant to the above agreements.

PFPC, Inc. ("PFPC") serves as the Fund's Transfer and Dividend Paying Agent and Accounting Agent pursuant to an Investment Company Services Agreement. As compensation for transfer agent services, the Fund pays PFPC an account fee plus an additional class fee. As compensation for its accounting services, the Fund pays PFPC a fee based on its average daily net assets plus an additional class fee.

For the six months ended April 30, 2000, The Chapman Co., an affiliate of CCM, earned commissions on sales of Investor Shares of $13,119, and received brokerage commissions related to Fund portfolio transactions of $11,500.

Pursuant to Rule 12b-1 under the 1940 Act, The Chapman Co., the Distributor of the Fund (the "Distributor"), receives a fee under the Investor Shares Distribution Plan for stockholder and distribution services at an annual rate of
 .75% (up to .25% stockholder service fee and .50% distribution fee) of the average daily net assets of the Fund attributable to the Investor Shares. The Distributor has voluntarily limited such fee of the Fund to an aggregate of .50% of average daily net assets (up to .25% stockholder service fee and .25% distribution fee). These voluntary limits are not contractual and could change. For the six months ended April 30, 2000, total distribution fees waived were $946. The Distributor also receives a fee under the Institutional Shares Distribution Plan for stockholder administrative and distribution services at an annual rate of .25% of the average daily net assets of the Fund attributable to the Institutional Shares. At April 30, 2000 expenses payable to The Chapman Co. for distribution services was $6,163.

NOTE 4--CAPITAL SHARE TRANSACTIONS

The Chapman Funds, Inc. is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares are designated as DEM Equity Institutional Shares, and 1

THE CHAPMAN FUNDS, INC.
DEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2000 (UNAUDITED)

NOTE 4--CAPITAL SHARE TRANSACTIONS (CONTINUED) billion shares are designated as DEM Equity Investor Shares. Transactions in shares of the respective classes were as follows:

                                                          FOR THE SIX MONTHS ENDED
                                                               APRIL 30, 2000        FOR THE YEAR ENDED
                                                                (UNAUDITED)           OCTOBER 31, 1999
                                                          ------------------------   ------------------
Shares sold
  Institutional Shares..................................           356,987                 137,228
  Investor Shares.......................................             9,353                  19,345
Shares issued as reinvestment of dividends..............                --                      --
Shares repurchased
  Institutional Shares..................................           (39,463)                 (2,023)
  Investor Shares.......................................            (1,660)                 (2,514)
                                                                   -------                 -------
Net increase in shares outstanding......................           325,217                 152,036
                                                                   =======                 =======

NOTE 5--INVESTMENT TRANSACTIONS

Excluding short-term obligations, purchases of investment securities aggregated $6,078,693 and proceeds from sales aggregated $4,325,773 during the six months ending April 30, 2000.

NOTE 6--DIRECTOR'S FEES AND RELATED PARTIES

    Certain officers and directors of the Company are "affiliated persons", as defined in the Investment Company Act of 1940, of the adviser. For the six months ended April 30, 2000, these "affiliated persons" did not receive any compensation from the Company.

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS
                            WHO HAVE RECEIVED A COPY
                       OF THE DEM EQUITY FUND PROSPECTUS

                                     [LOGO]

                               THE CHAPMAN FUNDS
                   A MEMBER OF THE CHAPMAN GROUP OF COMPANIES

                       TRANSFER AND DIVIDEND PAYING AGENT
                             AND ACCOUNTING AGENT:

                                   PFPC, INC.
                               3200 HORIZON DRIVE
                                  PO BOX 61503
                           KING OF PRUSSIA, PA 19406
                                 (800) 441-6580

                              INVESTMENT ADVISOR:

                        CHAPMAN CAPITAL MANAGEMENT, INC.
                         WORLD TRADE CENTER--BALTIMORE
                      401 EAST PRATT STREET, 28(TH) FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

                                   CUSTODIAN:

                                 UMB BANK, N.A.
                                928 GRAND AVENUE
                        KANSAS CITY, MISSOURI 64141-6226

                                  DISTRIBUTOR:

                              THE CHAPMAN COMPANY
                         WORLD TRADE CENTER--BALTIMORE
                      401 EAST PRATT STREET, 28(TH) FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 625-9656

        FOR SHAREHOLDER INQUIRIES CALL THE CHAPMAN CO. AT 1-800-752-1013
                                       OR
                          PFPC, INC. AT 1-800-441-6580